Exhibit 99.1

Phone: 800-213-0689 www.newenergytechnologiesinc.com	Ms. Briana L. Erickson New Energy Technologies, Inc. 3905 National Drive, Suite 110 Burtonsville, MD 20866 Email: Briana@NewEnergyTechnologiesInc.com

News Release

New Energy Unveils Patent-Pending Technology to ‘Spray’ Solar Cells onto
See-Thru Windows to Generate Electricity

Novel system to ‘spray’ solar cells onto New Energy’s SolarWindow™ replaces slow, expensive methods with high-speed, cost-saving process; Previous breakthrough replaces ‘visibility-blocking’ metal with see-thru, environmentally-friendly compounds.

Burtonsville, MD – January 11, 2010 – New Energy Technologies, Inc. (OTCBB: NENE), developer of MotionPower™ technologies for generating sustainable electricity from the kinetic energy of moving vehicles and SolarWindow™ technologies capable of generating electricity on see-thru glass windows, today announced that researchers have developed a novel, patent-pending process for ‘spraying’ solar cells and their related components onto glass – a technical achievement recently presented in AZoNano’s (peer-reviewed, Journal of Nanotechnology Online; Dec. 20, 2009), “Nanotechnology Thought Leaders” series.

(Click here to view article:  http://www.azonano.com/details.asp?ArticleId=2470)

“The ability to spray solar coatings directly onto glass follows on the heels of our recent breakthrough which replaced visibility-blocking metal with environmentally-friendly see-thru compounds, and marks an important advance in the development of our see-thru glass windows capable of generating electricity,” announced Mr. Meetesh V. Patel, President and CEO of New Energy Technologies, Inc.

“In commercial terms, this new spray technology could translate into important manufacturing advantages for our SolarWindow™, including significant cost-savings, high-speed production, and room-temperature deposition – common barriers to commercial success for innovative solar technologies.”

Once scaled-up for use in commercial-scale production, researchers anticipate the ability to spray solar coatings directly onto New Energy’s first-of-its-kind see-thru SolarWindow™, currently under development, could provide significant commercial production advantages over today’s thin-films.  Conventional solar films are typically manufactured using expensive and slow manufacturing methods which rely on high-temperature and finicky ‘vacuum deposition’

processes for depositing solar materials onto substrates; the resultant products are simply too thick to allow for transparency, an important consideration in the development of a commercially viable solar-powered glass window.

Last week, New Energy announced that researchers successfully overcame one of the biggest transparency-related obstacles faced by scientists developing New Energy’s SolarWindow™ technology --- the presence of metal, an opaque material which blocks visibility and prevents light from passing through glass.  Eliminating metal has proved especially challenging since the metal component acts as the negative ‘polar contact’ – an important function in collecting the electricity generated from solar cells on the surface of the glass.

Last week’s breakthrough replaces this ‘visibility-blocking’ metal with environmentally-friendly and more transparent compounds.  These compounds now function as the negative polar contact and collect electricity from New Energy’s SolarWindow™.

(Click here to view press release, announcing “New Energy Achieves Major ‘Transparency’ Breakthrough in Development of See-Thru Windows Capable of Generating Electricity”:

http://www.newenergytechnologiesinc.com/NENE20100104.html)

The production of solar-generated electricity on glass is made possible by the world’s tiniest working solar cells, which along with their related components, have now been successfully sprayed on to glass surfaces by researchers currently developing the Company’s SolarWindow™.

These ultra-small solar cells measure less than 1/4 the size of a grain of rice, are fabricated using environmentally-friendly materials, and successfully produce electricity, as demonstrated in a published peer-reviewed study in the Journal of Renewable and Sustainable Energy of the American Institute of Physics.

(Click here to view study: http://dx.doi.org/10.1063/1.2998825)

Unique performance properties of New Energy’s ultra-small solar cells enable development of an ultra-thin film, only 1/1000th the thickness of a human hair, or 1/10th of a micrometer. In contrast, conventional thin films are exponentially thicker, measuring several micrometers thick and inhibiting transparency. In photovoltaic applications such as see-thru windows, where transparency is a primary concern, today’s thin film solar cells simply cannot be utilized to produce a transparent solar window for application in homes, offices, and commercial buildings.

There are nearly 5 million commercial buildings in America, according to the Energy Information Administration, and more than 80 million single detached homes. New Energy’s SolarWindow™ technology is under development for commercial application in such buildings.

About New Energy Technologies, Inc.

New Energy Technologies, Inc., together with its wholly owned subsidiaries, is a developer of next generation alternative and renewable energy technologies. Among the Company’s technologies under development are:

•         MotionPower™ roadway systems for generating electricity by capturing the kinetic energy produced by moving vehicles – a patent-pending technology, the subject of nine patent applications in the United States and two international patent filings. An estimated

250 million registered vehicles drive more than six billion miles on America’s roadways, every day; and

•         SolarWindow™ technologies which enable see-thru windows to generate electricity by ‘spraying’ their glass surfaces with the world’s smallest known solar cells. These solar coatings are less than 1/10th the thickness of ‘thin’ films and make use of the world’s smallest functional solar cells, shown to successfully produce electricity in a published peer-reviewed study in the Journal of Renewable and Sustainable Energy of the American Institute of Physics.

Through established relationships with universities, research institutions, and commercial partners, we strive to identify technologies and business opportunities on the leading edge of renewable energy innovation.  Unique to our business model is the use of established research infrastructure owned by the various institutions we deal with, saving us significant capital which would otherwise be required for such costs as land and building acquisition, equipment and capital equipment purchases, and other start up expenses. As a result, we are able to benefit from leading edge research while employing significantly less capital than conventional organizations.

For additional information, please call Ms. Briana L. Erickson toll-free at 1-800-213-0689 or visit: www.newenergytechnologiesinc.com.

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Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although New Energy Technologies, Inc. (the “Company” or “New Energy Technologies”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that New Energy Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S.  Securities & Exchange Commission at http://www.sec.gov.The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.